SCHEDULE 14C
                                 (RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934


(Amendment No. 2)


Check the appropriate box:

|X|   Preliminary Information Statement
|_|   Definitive  Information Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

                        COLLECTIBLE CONCEPTS GROUP, INC.
                (Name of Registrant As Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

|X|   No fee required
|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which the transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:


|_|   Fee paid previously with preliminary materials

|_| check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                        COLLECTIBLE CONCEPTS GROUP, INC.
                              1600 LOWER STATE ROAD
                              DOYLESTOWN, PA 18901

                              INFORMATION STATEMENT
                             PURSUANT TO SECTION 14
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE NOT REQUESTED TO SEND US A PROXY



                                                        Doylestown, Pennsylvania
                                                        *, 2005



      This information statement has been mailed on or about *, 2005 to the stockholders of record on *, 2005 (the "Record Date") of Collectible Concepts Group, Inc., a Delaware corporation (the "Company") in connection with certain actions to be taken by the written consent by the majority stockholders of the Company, dated as of *, 2005. The actions to be taken pursuant to the written consent shall be taken on or about *, 2005, 20 days after the mailing of this information statement.



THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.



                                             By Order of the Board of Directors,

                                             /s/ Paul S. Lipschutz
                                             -----------------------------------
                                             Chairman of the Board

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF MAJORITY STOCKHOLDERS IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED *, 2005


To Our Stockholders:

      NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to a written consent of a majority of stockholders dated May 2, 2005, in lieu of a special meeting of the stockholders. Such action will be taken on or about *, 2005:


      1.    To Amend the Company's Certificate of Incorporation, as amended, to:

            (a) increase the number of authorized shares of common stock, par value $.001 per share (the "Common Stock"), of the Company from 700,000,000 shares to15,000,000,000 shares; and

            (b) authorize the creation of 10,000,000 shares of blank check preferred stock;

      2. To elect two directors to the Company's Board of Directors, to hold office until their successors are elected and qualified or until their earlier resignation or removal; and

      3.    To adopt the Company's 2005 Incentive Stock Plan.


                      OUTSTANDING SHARES AND VOTING RIGHTS

      As of the Record Date, the Company's authorized capitalization consisted of 700,000,000 shares of Common Stock, of which * shares were issued and outstanding as of the Record Date. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

      Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as at the Record Date have voted in favor of the foregoing proposals by resolution dated *, 2005; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

      Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on *, 2005.

      The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

      This Information Statement will serve as written notice to stockholders pursuant to Section 222 of the General Corporation Law of the State of Delaware.

                   AMENDMENT TO THE ARTICLES OF INCORPORATION


      On *, 2005, the board of directors of the Company approved an amendment, subject to shareholder approval, to the Company's Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 700,000,000 to 15,000,000,000 and to authorize the creation of 10,000,000 shares of "blank check" preferred stock. On *, 2005, the majority stockholders of the Company approved the same resolution as the board of directors. The Company currently has authorized capital stock of 700,000,000 shares and approximately * shares of Common Stock are outstanding as of the Record Date. The Board believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company's capital structure for such purposes as additional equity financing, and stock based acquisitions. The Company anticipates that the "blank check" preferred stock will be designated into classes as deemed appropriate by the Company in the future.


CREATION OF BLANK CHECK PREFERRED STOCK

      The amendment to the Company's Certificate of Incorporation, as amended, will create 10,000,000 authorized shares of "blank check" preferred stock. The proposed Amendment to the Company's Certificate of Incorporation, as amended, attached as Exhibit "A" to this information statement contains provisions related to the "blank check" preferred stock. The following summary does not purport to be complete and is qualified in its entirety by reference to the proposed Certificate of Amendment to the Certificate of Incorporation as set forth in Exhibit "A."

      The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of which are determined by the board of directors of the Company upon issuance. The authorization of such blank check preferred stock would permit the board of directors to authorize and issue preferred stock from time to time in one or more series.

      Subject to the provisions of the Company's Certificate of Amendment to the Certificate of Incorporation and the limitations prescribed by law, the board of directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders. The board of directors would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Company and its stockholders. The amendment to the Certificate of Incorporation, as amended, would give the board of directors flexibility, without further stockholder action, to issue preferred stock on such terms and conditions as the board of directors deems to be in the best interests of the Company and its stockholders.

      The amendment will provide the Company with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to its Common Stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by the board of directors for any proper corporate purpose. It is anticipated that such purposes may include exchanging preferred stock for Common Stock and, without limitation, may include the issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets.

      Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the board of directors to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the board of directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

      While the amendment may have anti-takeover ramifications, the board of directors believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the board of directors enabling the board of directors to consider the proposed transaction in a manner that best serves the stockholders' interests.

INCREASE IN AUTHORIZED COMMON STOCK

      The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

      As of the Record Date, a total of 699,995,037 shares of the Company's currently authorized 700,000,000 shares of Common Stock are issued and outstanding. The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

      The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its articles or incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

      Except for the following, there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized:

      o     SECURED CONVERTIBLE NOTES

      To obtain funding for its ongoing operations, the Company has entered into Securities Purchase Agreements with several accredited investors, on the following dates for the sale of secured convertible notes and warrants:

-----------------------------------------------------------------------------------------------------------------
                             SECURED
                           CONVERTIBLE      INTEREST                                                     WARRANTS
   TRANSACTION DATE         NOTES SOLD        RATE                    CONVERSION PRICE                    SOLD
-----------------------------------------------------------------------------------------------------------------
May 2000                 $400,000          10%          $0.04 or 25% of market value                    4,000,000
                         ($258,820
                         remaining)
-----------------------------------------------------------------------------------------------------------------
May 28, 2002             $75,000           12%          $.01  or  25% of the  average  of the  lowest     150,000
                                                        three  intraday  trading  prices  during  the
                                                        twenty  trading  days  immediately  preceding
                                                        conversion
-----------------------------------------------------------------------------------------------------------------
November 26, 2002        $250,000          15%          $.01  or  25% of the  average  of the  lowest     500,000
                                                        three  intraday  trading  prices  during  the
                                                        twenty  trading  days  immediately  preceding
                                                        conversion
-----------------------------------------------------------------------------------------------------------------
May 15, 2003             $25,000           15%          $.01  or  25% of the  average  of the  lowest      50,000
                                                        three  intraday  trading  prices  during  the
                                                        twenty  trading  days  immediately  preceding
                                                        conversion
-----------------------------------------------------------------------------------------------------------------
June 20, 2003            $25,000           15%          $.01  or  25% of the  average  of the  lowest      50,000
                                                        three  intraday  trading  prices  during  the
                                                        twenty  trading  days  immediately  preceding
                                                        conversion
-----------------------------------------------------------------------------------------------------------------
July 23, 2003            $25,000           15%          $.01  or  25% of the  average  of the  lowest      50,000
                                                        three  intraday  trading  prices  during  the
                                                        twenty  trading  days  immediately  preceding
                                                        conversion
-----------------------------------------------------------------------------------------------------------------
November 14, 2003        $50,000           15%          $.01  or  25% of the  average  of the  lowest     100,000
                                                        three  intraday  trading  prices  during  the
                                                        twenty  trading  days  immediately  preceding
                                                        conversion
-----------------------------------------------------------------------------------------------------------------
January 13, 2004         $50,000           15%          $.01  or  25% of the  average  of the  lowest     100,000
                                                        three  intraday  trading  prices  during  the
                                                        twenty  trading  days  immediately  preceding
                                                        conversion
-----------------------------------------------------------------------------------------------------------------
February 13, 2004        $25,000           15%          $.01  or  25% of the  average  of the  lowest      50,000
                                                        three  intraday  trading  prices  during  the
                                                        twenty  trading  days  immediately  preceding
                                                        conversion
-----------------------------------------------------------------------------------------------------------------
March 16, 2004           $100,000          15%          $.01  or  25% of the  average  of the  lowest     200,000
                                                        three  intraday  trading  prices  during  the
                                                        twenty  trading  days  immediately  preceding
                                                        conversion
-----------------------------------------------------------------------------------------------------------------
May 28, 2004             $400,000          15%          $.01  or  25% of the  average  of the  lowest   1,650,000
                                                        three  intraday  trading  prices  during  the
                                                        twenty  trading  days  immediately  preceding
                                                        conversion
-----------------------------------------------------------------------------------------------------------------
September 30, 2004       $250,000          15%          $.01  or  25% of the  average  of the  lowest   1,250,000
                                                        three  intraday  trading  prices  during  the
                                                        twenty  trading  days  immediately  preceding
                                                        conversion
-----------------------------------------------------------------------------------------------------------------
May 18, 2005             $400,000          15%          $.0016 or 25% of the  average  of the  lowest  47,368,422
                                                        three  intraday  trading  prices  during  the
                                                        twenty  trading  days  immediately  preceding
                                                        conversion
-----------------------------------------------------------------------------------------------------------------
July 7, 2005             $850,000          15%          $.0016 or 25% of the  average  of the  lowest   1,700,000
                                                        three  intraday  trading  prices  during  the
                                                        twenty  trading  days  immediately  preceding
                                                        conversion
-----------------------------------------------------------------------------------------------------------------

      The secured convertible notes bear interest as described above, typically mature two years from the date of issuance or two years from when the company is in compliance with the terms of the securities purchase agreements, and are convertible into our common stock, at the investors' option, on the terms as described above. As of October 19, 2005, the average of the three lowest intraday trading prices for our common stock during the preceding 20 trading days as reported on the Over the Counter Bulletin Board was $.001 and, therefore, the conversion price for the secured convertible notes was $.00025. Based on this conversion price, the $2,933,820 in secured convertible notes remaining, excluding interest, were convertible into 11,735,280,000 shares of our common stock. If the Company's stock price should decrease, the Company will be required to issue substantially more shares, which will cause dilution to the Company's existing stockholders. There is no upper limit on the number of shares that may be issued, which will have the effect of further diluting the proportionate equity interest and voting power of holders of the Company's common stock.


      Although the full principal amount of the convertible notes are due upon default under certain terms of convertible notes, the investors have not declared a default under the convertible notes. The Company was obligated to register the resale of the conversion shares issuable upon conversion of the notes under the Securities Act of 1933, as amended, but has defaulted on this requirement as of today. The Company intends to file a registration statement as soon as it has shares eligible to be registered. In addition, management is also obligated, pursuant to the Securities Purchase Agreement, to vote in favor of an increase in the Company's common stock as well as to recommend such increase to the Company's stockholders. In the event that the increase in the Company's authorized common stock is not approved, an event of default will exist upon the Company's failure to rectify such default within ten days of receipt of a notice of default from the investor and the investor may demand that all interest owed on the secured convertible note be paid in either cash or common stock. Furthermore, upon the event of default, the investors have a first priority security interest in substantially all of our assets and can take possession of them upon an event of default.

      The following are the risks associated with entering into the Securities Purchase Agreements:

THERE ARE A LARGE NUMBER OF SHARES UNDERLYING OUR SECURED CONVERTIBLE NOTES AND WARRANTS THAT MAY BE AVAILABLE FOR FUTURE SALE AND THE SALE OF THESE SHARES MAY DEPRESS THE MARKET PRICE OF OUR COMMON STOCK.


         As of October 19, 2005, we had 699,695,037 shares of common stock issued and outstanding, secured convertible notes outstanding that may be converted into an estimated 11,735,280,000 shares of common stock at current market prices and outstanding warrants to purchase 57,218,422 shares of common stock. In addition, the number of shares of common stock issuable upon conversion of the outstanding secured convertible notes may increase if the market price of our stock declines. All of the shares, including all of the shares issuable upon conversion of the notes and upon exercise of our warrants, may be sold without restriction. The sale of these shares may adversely affect the market price of our common stock.

THE CONTINUOUSLY ADJUSTABLE CONVERSION PRICE FEATURE OF OUR SECURED CONVERTIBLE NOTES COULD REQUIRE US TO ISSUE A SUBSTANTIALLY GREATER NUMBER OF SHARES, WHICH WILL CAUSE DILUTION TO OUR EXISTING STOCKHOLDERS.

         Our obligation to issue shares upon conversion of our secured convertible notes is essentially limitless. The following is an example of the amount of shares of our common stock that are issuable, upon conversion of our secured convertible notes (excluding accrued interest), based on market prices 25%, 50% and 75% below the market price as of October 19, 2005 of $0.0015 per share.

                                              Number            % of
% Below    Price Per    With Discount       of Shares         Outstanding
Market        Share       at 75%            Issuable            Stock
------        -----       ------            --------            -----

25%          $.001125     $.00028125      10,431,360,000        93.71%
50%          $.00075      $.0001875       15,647,040,000        95.72%
75%          $.000375     $.00009375      31,294,080,000        97.81%


      As illustrated, the number of shares of common stock issuable upon conversion of our secured convertible notes will increase if the market price of our stock declines, which will cause dilution to our existing stockholders.

THE CONTINUOUSLY ADJUSTABLE CONVERSION PRICE FEATURE OF OUR SECURED CONVERTIBLE NOTES MAY ENCOURAGE INVESTORS TO MAKE SHORT SALES IN OUR COMMON STOCK, WHICH COULD HAVE A DEPRESSIVE EFFECT ON THE PRICE OF OUR COMMON STOCK.

      The secured convertible notes are convertible into shares of our common stock at a 75% discount to the trading price of the common stock prior to the conversion. The significant downward pressure on the price of the common stock as the investors convert and sells material amounts of common stock could encourage short sales by investors. This could place further downward pressure on the price of the common stock. The investors could sell common stock into the market in anticipation of covering the short sale by converting their securities, which could cause the further downward pressure on the stock price. In addition, not only the sale of shares issued upon conversion or exercise of the secured convertible notes, but also the mere perception that these sales could occur, may adversely affect the market price of the common stock.

THE ISSUANCE OF SHARES UPON CONVERSION OF THE SECURED CONVERTIBLE NOTES AND EXERCISE OF OUTSTANDING WARRANTS MAY CAUSE IMMEDIATE AND SUBSTANTIAL DILUTION TO OUR EXISTING STOCKHOLDERS.

      The issuance of shares upon conversion of the secured convertible notes and exercise of warrants may result in substantial dilution to the interests of other stockholders since the investors may ultimately convert and sell the full amount issuable on conversion. Although the investors may not convert their secured convertible notes and/or exercise their warrants if such conversion or exercise would cause them to own more than 4.9% of our outstanding common stock, this restriction does not prevent the investors from converting and/or exercising some of their holdings and then converting the rest of their holdings. In this way, the investors could sell more than this limit while never holding more than this limit. There is no upper limit on the number of shares that may be issued which will have the effect of further diluting the proportionate equity interest and voting power of holders of our common stock, including investors in this offering.

IN THE EVENT THAT OUR STOCK PRICE DECLINES, THE SHARES OF COMMON STOCK ALLOCATED FOR CONVERSION OF THE SECURED CONVERTIBLE NOTES TO BE REGISTERED PURSUANT TO A REGISTRATION STATEMENT MAY NOT BE ADEQUATE AND WE MAY BE REQUIRED TO FILE A SUBSEQUENT REGISTRATION STATEMENT COVERING ADDITIONAL SHARES. IF THE SHARES WE HAVE ALLOCATED AND PLAN TO REGISTER ARE NOT ADEQUATE AND WE ARE REQUIRED TO FILE AN ADDITIONAL REGISTRATION STATEMENT, WE MAY INCUR SUBSTANTIAL COSTS IN CONNECTION THEREWITH.


      Based on our current market price and the potential decrease in our market price as a result of the issuance of shares upon conversion of the secured convertible notes, we have made a good faith estimate as to the amount of shares of common stock that we are required to register and allocate for conversion of the secured convertible notes. Accordingly, we plan to allocate and register at least 11,735,280,000 shares to cover the conversion of the secured convertible notes. In the event that our stock price decreases, the shares of common stock we have allocated for conversion of the secured convertible notes and plan to register may not be adequate. If the shares we allocate and register pursuant to the registration statement are not adequate and we are required to file an additional registration statement, we may incur substantial costs in connection with the preparation and filing of such registration statement.


IF WE ARE REQUIRED FOR ANY REASON TO REPAY OUR OUTSTANDING SECURED CONVERTIBLE NOTES, WE WOULD BE REQUIRED TO DEPLETE OUR WORKING CAPITAL, IF AVAILABLE, OR RAISE ADDITIONAL FUNDS. OUR FAILURE TO REPAY THE SECURED CONVERTIBLE NOTES, IF REQUIRED, COULD RESULT IN LEGAL ACTION AGAINST US, WHICH COULD REQUIRE THE SALE OF SUBSTANTIAL ASSETS.


      Between 2000 and 2005, we entered into Securities Purchase Agreements for the sale of an aggregate of $3,075,000 principal amount of secured convertible notes, of which $2,933,820 remains outstanding. The secured convertible notes are due and payable, with interest, two years from the date of issuance (or three years from the date of issuance for those issued in 2005) or two years (or three years for those issued in 2005) from when the company is in compliance with the terms of the securities purchase agreements, unless sooner converted into shares of our common stock. We currently have $2,933,820 secured convertible notes outstanding. In addition, any event of default such as our failure to repay the principal or interest when due, our failure to issue shares of common stock upon conversion by the holder, our failure to timely file a registration statement or have such registration statement declared effective, breach of any covenant, representation or warranty in the Securities Purchase Agreements or related convertible note, the assignment or appointment of a receiver to control a substantial part of our property or business, the filing of a money judgment, writ or similar process against our company in excess of $50,000, the commencement of a bankruptcy, insolvency, reorganization or liquidation proceeding against our company and the delisting of our common stock could require the early repayment of the secured convertible notes, including a default interest rate of 15% on the outstanding principal balance of the notes if the default is not cured with the specified grace period. We anticipate that the full amount of the secured convertible notes will be converted into shares of our common stock, in accordance with the terms of the secured convertible notes. If we are required to repay the secured convertible notes, we would be required to use our limited working capital and raise additional funds. If we were unable to repay the notes when required, the note holders could commence legal action against us and foreclose on all of our assets to recover the amounts due. Any such action would require us to curtail or cease operations.


WE ARE CURRENTLY IN DEFAULT UNDER THE SECURITIES PURCHASE AGREEMENTS AND SECURED CONVERTIBLE NOTES AND THE INVESTORS HAVE THE RIGHT TO TAKE POSSESSION OF ALL OUR GOODS, INVENTORY, CONTRACTUAL RIGHTS AND GENERAL INTANGIBLES, RECEIVABLES, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER, AND INTELLECTUAL PROPERTY.


      In connection with the Securities Purchase Agreements we entered into in between 2000 and 2005, we granted in favor of the investors a first priority security interest in all of our goods, inventory, contractual rights and general intangibles, receivables, documents, instruments, chattel paper, and intellectual property. Pursuant to the terms of the Securities Purchase Agreements, an event of default has occurred. Pursuant to the Security
Agreements, in the event of a default, the Investors have the right to take possession of the collateral, to operate our business using the collateral, and have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the collateral, at public or private sale or otherwise to satisfy our obligations under these agreements. As of the date of this filing, the Investors have not declared a default by the Company, although there can be no assurance that they will not declare a default in the future.

                              ELECTION OF DIRECTORS


      On *, 2005,  the  majority  stockholders  of the Company  elected  Paul S.
Lipschutz and Jay Lipschutz to the Company's Board of Directors for a term of one year. Following is information about each director, including biographical data for at least the last five years.



      The Board is responsible for supervision of the overall affairs of the Company. In fiscal 2004, the Board's business was conducted at two meetings of the board of directors. The Board now consists of one director, Paul Lipschutz. The term of each director continues until the next annual meeting or until successors are elected. The directors are:

Name                   Age              Position
--------------------------------------------------------------------------------
Paul S. Lipschutz      59               Chief Executive Officer and Director
Jay Lipschutz          37               Secretary

Directors are elected at each meeting of stockholders and hold office until the next annual meeting of stockholders and the election and qualifications of their successors. Executive officers are elected by and serve at the discretion of the board of directors.

PAUL LIPSCHUTZ. Mr. Lipschutz has been our Chief Executive Officer and a director since 1992. Mr. Lipschutz is a 1967 graduate of The Wharton School of Finance and Commerce of the University of Pennsylvania. Jay Lipschutz and Paul Lipschutz are first cousins, once removed.

JAY LIPSCHUTZ. Mr. Lipschutz has been our Secretary since December 2001. From 1999 until December 2001, Mr. Lipschutz served as our director of shipping and receiving. Prior to 1999, Mr. Lipschutz served as the director of shipping and receiving at Children's Hospital of Philadelphia. Jay Lipschutz and Paul Lipschutz are first cousins, once removed.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT


Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to us during fiscal year 2005, we are not aware of any director, officer or beneficial owner of more than ten percent of the Company's Common Stock that, during fiscal year 2005, failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.


      As of October 19, 2005, there were 699,695,037 shares of common stock, par value $0.001 outstanding. The following table sets forth certain information regarding the beneficial ownership of our common stock as of October 19, 2005:


      -     all directors
      - each person who is known by us to be the beneficial owner of more than five percent (5%) of the outstanding common stock
      -     each executive officer named in the Summary Compensation Table
      -     all directors and executive officers as a group

The number of shares beneficially owned by each director or executive officer is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under the SEC rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power. In addition, beneficial ownership includes any shares that the individual has the right to acquire within 60 days. Unless otherwise indicated, each person listed below has sole investment and voting power (or shares such powers with his or her spouse). In certain instances, the number of shares listed includes (in addition to shares owned directly), shares held by the spouse or children of the person, or by a trust or estate of which the person is a trustee or an executor or in which the person may have a beneficial interest.

                                                   Amount of        Percent of
                  Name and Address                 Beneficial         Class
Title of Class    of Beneficial Owner              Ownership           (1)
--------------    ---------------------------      ----------       ----------
Common Stock      Paul S. Lipschutz                91,382,271 (2)        13.1%
                  1600 Lower State Road
                  Doylestown, PA 18901

Common Stock      Jay Lipschutz                       939,641               *
                  1600 Lower State Road
                  Doylestown, PA 18901

Common Stock      Shares of all directors and      92,321,912 (2)        13.2%
                  executive officers as a
                  group (2 persons)

Common Stock      Kenneth Adelberg                 43,292,857             6.2%
                  609 Longchamps Drive
                  Devon, PA 19333

Common Stock      Richard and Elizabeth Elmore     66,816,199             9.5%
                  1600 Lower State Road
                  Doylestown, PA 18901

Common Stock      Roy and Christine Mittman        56,009,524             8.0%
                  2006 Millpond Court
                  Wall, NJ 07719


----------
*     Represents less than 1%

(1)   Based on 699,695,037 shares of common stock currently outstanding.

(2) Include 3,500,000 shares owned by Paul Lipschutz's wife, Marilyn Lonker, as to which Mr. Lipschutz disclaims beneficial ownership. Includes 375 shares owned by the estate of Harvey Benson, of which Mr. Lipschutz serves as Executor.

EXECUTIVE COMPENSATION

The following table sets forth for the fiscal year indicated the compensation paid by our company to our Chief Executive Officer and other executive officers with annual compensation exceeding $100,000:

                           SUMMARY COMPENSATION TABLE:


                                                                         Other
                                                           Annual      Restricted     Options       LTIP
  Name & Principal                Salary       Bonus       Compen-        Stock         SARs       Payouts      All Other
      Position          Year        ($)         ($)      sation ($)    Awards ($)      (#)(1)        ($)      Compensation
--------------------- --------- ------------ ----------- ------------ -------------- ----------- ------------ --------------
Paul S. Lipschutz,       2005     150,000 (1)     0            0            34,000           0             0           0
CEO                      2004     142,750 (1)     0            0           177,000           0             0           0
                         2003     142,750 (1)     0            0            28,000           0             0           0
--------------------- --------- ------------ ----------- ------------ -------------- ----------- ------------ --------------

----------
(1) Mr. Lipschutz agreed to defer his salary in fiscal years 2005, 2004 and 2003 due to our financial condition and to help us secure financing. Mr. Lipschutz received an aggregate 14,000,000 shares of common stock as compensation for services in fiscal year 2003, 67,800,000 in fiscal year 2004 and 12,000,000 in fiscal year 2005.


EMPLOYMENT AGREEMENTS

      Mr. Lipschutz, our Chief Executive Officer, has an Employment Agreement with us which became effective on January 1, 1999 and which originally expired on January 1, 2004. At each anniversary date of the Employment Agreement, the Employment Agreement will extend for another year, unless either Mr. Lipschutz or we give ninety days prior notice of intent not to have the Agreement renewed. No notice was given on January 1, 2004; therefore the Employment Agreement has been extended to January 1, 2005. No notice was given on January 1, 2005, the term of the Employment Agreement will be extended to January 1, 2006.

      Mr. Lipschutz's initial base salary under the Employment Agreement for calendar year 1999 was $125,000. During the calendar year 2000 and for each year thereafter, Mr. Lipschutz is entitled to an additional salary based on our gross sales as follows:


          Annual Revenues                  Additional Salaries
------------------------------------       -------------------
       $1,000,000 to $1,999,999                     $25,000

       $2,000,000 to $2,999,999                     $50,000

       $3,000,000 to $4,999,999                     $75,000

Each $1,000,000 increment thereafter                $25,000


      Beginning with calendar year 2001, Mr. Lipschutz's base salary will increase by 15% of the sum of his previous year's base salary and additional salary under the table above for the immediately preceding year. Mr. Lipschutz agree to forgo his 15% increase for calendar year ended 2005.

DIRECTORS' COMPENSATION

Each director receives 50,000 shares of our common stock per quarter for their services.

OPTION GRANTS IN LAST FISCAL YEAR


The following table contains information concerning options granted to executive officers named in the Summary Compensation Table during the fiscal year ended February 28, 2005:



-------------------------------------------------------------------------------
                  NUMBER OF       % OF TOTAL
                  SECURITIES      OPTIONS/SARS
                  UNDERLYING      GRANTED TO
                  OPTIONS/SARS    EMPLOYEES IN    EXERCISE OR BASE  EXPIRATION
NAME              GRANTED (#)     FISCAL YEAR     ($/SH)            DATE
-------------------------------------------------------------------------------
None
-------------------------------------------------------------------------------

                               STOCK OPTION PLANS

None.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.


      Beginning in fiscal year 1996, Mr. Lipschutz, our Chief Executive Officer, made various loans to us to assist with meeting our important expenditures.

      At February 28, 2005, the principal amount of Mr. Lipschutz's loan had decreased to $0 through net borrowings. The loan accumulated $1,921 in interest during fiscal year 2005, and the loan had total accrued interest of $76,636 at February 28, 2005. The total amount owed to Mr. Lipschutz, with interest and principal on the loan, at February 29, 2004 was $133,418.



      We have no policy regarding entering into transactions with affiliated parties.

                            2005 INCENTIVE STOCK PLAN


         On *, 2005, the majority stockholders approved the 2005 Incentive Stock Plan (the "2005 Incentive Plan") and authorized 50,000,000 shares of Common Stock for issuance of stock awards and stock options thereunder. The following is a summary of principal features of the 2005 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2005 Incentive Plan. The 2005 Incentive Plan is attached as Exhibit "B" to this information statement.


GENERAL

      The 2005 Incentive Plan was adopted by the Board of Directors. The Board of Directors has initially reserved 50,000,000 shares of Common Stock for issuance under the 2005 Incentive Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

      The 2005 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2005 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

PURPOSE

      The primary purpose of the 2005 Incentive Plan is to attract and retain the best available personnel for the Company by granting stock awards and stock options in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2005 Incentive Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

ADMINISTRATION

      The 2005 Incentive Plan will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2005 Incentive Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

      Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

      Members of the Board of Directors who are eligible employees are permitted to participate in the 2005 Incentive Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2005 Incentive Plan or the grant of any stock award or option pursuant to it, or serve on a committee appointed to administer the 2005 Incentive Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

ELIGIBILITY

      Under the 2005 Incentive Plan, stock awards and options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2005 Incentive Plan.

TERMS OF OPTIONS

      The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

      (a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2005 Incentive Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted.

      (b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

      (c) EXPIRATION. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2005 Incentive Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

      (d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

      (e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

      Except as otherwise provided in the 2005 Incentive Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

      (f) TERMINATION, MODIFICATION AND AMENDMENT. The 2005 Incentive Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Nevada.

FEDERAL INCOME TAX ASPECTS OF THE 2005 INCENTIVE PLAN

      THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2005 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2004 STOCK INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

      The 2005 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2005 Incentive Plan.

      If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

      If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

      In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2005 Incentive Plan.

      The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

      The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

RESTRICTIONS ON RESALE

      Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2005 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

                                  ANNUAL REPORT


      Our Annual Report on Form 10-KSB for the fiscal year ended February 29, 2005, as filed with the SEC, excluding exhibits, is being mailed to shareholders with this Information Statement. We will furnish any exhibit to our Annual Report on Form 10-KSB free of charge to any shareholder upon written request to Jay Lipschutz, Secretary, Collectible Concepts Group, Inc., 1600 Lower State Road, Doylestown, PA 18901. The Annual Report is incorporated in this Information Statement. You are encouraged to review the Annual Report together with subsequent information filed by the Company with the SEC and other publicly available information.



                                             By Order of the Board of Directors,

                                             /s/ Paul S. Lipschutz
                                             -----------------------------------
                                             Paul S. Lipschutz
                                             Chairman of the Board



Doylestown, Pennsylvania
October 20, 2005

EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                        COLLECTIBLE CONCEPTS GROUP, INC.

      The undersigned, being the Chief Executive Officer and Secretary of COLLECTIBLE CONCEPTS GROUP, INC., a corporation existing under the laws of the State of Delaware, do hereby certify under the seal of the said corporation as follows:

1. The certificate of incorporation of the Corporation is hereby amended by replacing Article Fourth, in its entirety, with the following:

            "FOURTH: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

            The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:


            Class            Par Value       Authorized Shares
            -----            ---------       -----------------
            Common           $   0.001          15,000,000,000
            Preferred        $   0.001              10,000,000
                                             -----------------
            Totals:                             15,010,000,000"


2. The amendment of the certificate of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation's Board of Directors and a majority of the Corporation's stockholders in accordance with the provisions of Sections 141(f), 228 and 242 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Certificate of Incorporation, as amended, to be signed by Paul S. Lipschutz, its Chief Executive Officer, and Jay Lipschutz, its Secretary, this __ day of ________, 2005.

                                   COLLECTIBLE CONCEPTS GROUP, INC.


                                   By:
                                      ------------------------------------------
                                      Paul S. Lipschutz, Chief Executive Officer


                                   By:
                                      ------------------------------------------
                                      Jay Lipschutz, Secretary

EXHIBIT B

                        COLLECTIBLE CONCEPTS GROUP, INC.
                            2005 INCENTIVE STOCK PLAN

================================================================================

      THIS COLLECTIBLE CONCEPTS GROUP, INC. 2005 INCENTIVE STOCK PLAN (the "PLAN") is designed to retain directors, executives and selected employees and consultants and reward them for making major contributions to the success of the Company. These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

1.    Definitions.

      (a)   "BOARD" - The Board of Directors of the Company.

      (b) "CODE" - The Internal Revenue Code of 1986, as amended from time to time.

      (c) "COMMITTEE" - The Compensation Committee of the Company's Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board whom are disinterested persons, as contemplated by Rule 16b-3 ("RULE 16B-3") promulgated under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

      (d) "COMPANY" - COLLECTIBLE CONCEPTS GROUP, INC. and its subsidiaries including subsidiaries of subsidiaries.

      (e) "EXCHANGE ACT" - The Securities Exchange Act of 1934, as amended from time to time.

      (f) "FAIR MARKET VALUE" - The fair market value of the Company's issued and outstanding Stock as determined in good faith by the Board or Committee.

      (g) "GRANT" - The grant of any form of stock option, stock award, or stock purchase offer, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

      (h)   "GRANT   AGREEMENT"  -  An  agreement  between  the  Company  and  a
            Participant that sets forth the terms, conditions and limitations applicable to a Grant.

      (i)   "OPTION" - Either an Incentive  Stock  Option,  in  accordance  with
            Section 422 of Code, or a Nonstatutory Option, to purchase the Company's Stock that may be awarded to a Participant under the Plan. A Participant who receives an award of an Option shall be referred to as an "OPTIONEE."

      (j) "PARTICIPANT" - A director, officer, employee or consultant of the Company to whom an Award has been made under the Plan.

      (k) "RESTRICTED STOCK PURCHASE OFFER" - A Grant of the right to purchase a specified number of shares of Stock pursuant to a written agreement issued under the Plan.

      (l) "SECURITIES ACT" - The Securities Act of 1933, as amended from time to time.

      (m) "STOCK" - Authorized and issued or unissued shares of common stock of the Company.

      (n) "STOCK AWARD" - A Grant made under the Plan in stock or denominated in units of stock for which the Participant is not obligated to pay additional consideration.

2. Administration. The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code, or Nonstatutory Options, Stock Awards or Restricted Stock Purchase Offers; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants;
      (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant or amend the exercise date or dates thereof;
      (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan's administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder.

3.    Eligibility.

      (a) General: The persons who shall be eligible to receive Grants shall be directors, officers, employees or consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option. Any issuance of a Grant to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Exchange Act shall comply with the requirements of Rule 16b-3.

      (b) Incentive Stock Options: Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company. Payment of a director's fee shall not be sufficient to constitute employment by the Company.

            The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, with respect to shares of Stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.

      (c) Nonstatutory Option: The provisions of the foregoing Section 3(b) shall not apply to any Option designated as a "NONSTATUTORY OPTION" or which sets forth the intention of the parties that the Option be a Nonstatutory Option.

      (d) Stock Awards and Restricted Stock Purchase Offers: The provisions of this Section 3 shall not apply to any Stock Award or Restricted Stock Purchase Offer under the Plan.

4.    Stock.

      (a) Authorized Stock: Stock subject to Grants may be either unissued or reacquired Stock.

      (b) Number of Shares: Subject to adjustment as provided in Section 5(i) of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options, Stock Awards or Restricted Stock Purchase Offers, or purchased indirectly through exercise of Options granted under the Plan shall not exceed Fifty Million (50,000,000). If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

      (c) Reservation of Shares: The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

      (d) Application of Funds: The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or rights under Stock Purchase Agreements will be used for general corporate purposes.

      (e) No Obligation to Exercise: The issuance of a Grant shall impose no obligation upon the Participant to exercise any rights under such Grant.

5. Terms and Conditions of Options. Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. The form of Incentive Stock Option Agreement attached hereto as Exhibit A and the three forms of a Nonstatutory Stock Option Agreement for employees, for directors and for consultants, attached hereto as Exhibit B-1, Exhibit B-2 and Exhibit B-3, respectively, shall be deemed to be approved by the Board. Option agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

      (a) Number of Shares: Each Option shall state the number of shares to which it pertains.

      (b) Exercise Price: Each Option shall state the exercise price, which shall be determined as follows:

            (i) Any Incentive Stock Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company ("TEN PERCENT HOLDER") shall have an exercise price of no less than 110% of the Fair Market Value of the Stock as of the date of grant; and

            (ii) Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than 100% of the Fair Market Value of the Stock as of the date of grant.

            For the purposes of this Section 5(b), the Fair Market Value shall be as determined by the Board in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such Stock, the Fair Market Value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the NASDAQ National Market System or Small Cap Issue Market) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

      (c) Medium and Time of Payment: The exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Company. Should the Company's outstanding Stock be registered under Section 12(g) of the Exchange Act at the time the Option is exercised, then the exercise price may also be paid as follows:

            (i) in shares of Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

            (ii) through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                  At the discretion of the Board, exercisable either at the time of Option grant or of Option exercise, the exercise price may also be paid (i) by Optionee's delivery of a promissory note in form and substance satisfactory to the Company and permissible under the Securities Rules of the State of New York and bearing interest at a rate determined by the Board in its sole discretion, but in no event less than the minimum rate of interest required to avoid the imputation of compensation income to the Optionee under the Federal tax laws, or (ii) in such other form of consideration permitted by the New York corporations law as may be acceptable to the Board.

      (d) Term and Exercise of Options: Any Option granted to an employee of the Company shall become exercisable over a period of no longer than five (5) years. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of five (5) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

                  Each Option shall be  exercisable  to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.

      (e) Termination of Status as Employee, Consultant or Director: If Optionee's status as an employee shall terminate for any reason other than Optionee's disability or death, then Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Optionee's Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, not less than 30 days nor more than three (3) months after such termination (or, in the event of "termination for good cause" as that term is defined in New York case law related thereto, or by the terms of the Plan or the Option Agreement or an employment agreement, the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option).

                  With respect to  Nonstatutory  Options  granted to  employees, directors or consultants, the Board may specify such period for exercise, not less than 30 days (except that in the case of "termination for cause" or removal of a director), the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option, following termination of employment or services as the Board deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without cause.

      (f) Disability of Optionee: If an Optionee is disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the three (3) month period set forth in Section 5(e) shall be a period, as determined by the Board and set forth in the Option, of not less than six months nor more than one year after such termination.

      (g) Death of Optionee: If an Optionee dies while employed by, engaged as a consultant to, or serving as a Director of the Company, the portion of such Optionee's Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board and set forth in the Option, of not less than six (6) months nor more than one (1) year after Optionee's death, which period shall not be more, in the case of a Nonstatutory Option, than the period for exercise following termination of employment or services, or
            (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee's death and not previously exercised by the Optionee.

      (h) Nontransferability of Option: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

            (i) Recapitalization: Subject to any required action of shareholders, the number of shares of Stock covered by each outstanding Option, and the exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration" by the Company.

                  In the event of a proposed  dissolution  or liquidation of the
            Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "REORGANIZATION"), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Paragraph 6(d) of the Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such Reorganization.

                  Subject to any required action of shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.

                  In the  event  of a change  in the  Stock  of the  Company  as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

                  To the extent that the foregoing  adjustments  relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section 5(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

                  The Grant of an Option  pursuant  to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

      (j) Rights as a Shareholder: An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 5(i) hereof.

      (k)   Modification,  Acceleration,  Extension,  and  Renewal  of  Options:
            Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422 of the Code and the New York Securities Rules. Notwithstanding the provisions of this Section 5(k), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

      (l) Exercise Before Exercise Date: At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Company upon termination of Optionee's employment as contemplated by Section 5(n) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

      (m) Other Provisions: The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange Act, the New York Securities Rules, New York corporation law, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or
            (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.

      (n) Repurchase Agreement: The Board may, in its discretion, require as a condition to the Grant of an Option hereunder, that an Optionee execute an agreement with the Company, in form and substance satisfactory to the Board in its discretion ("REPURCHASE AGREEMENT"), (i) restricting the Optionee's right to transfer shares purchased under such Option without first offering such shares to the Company or another shareholder of the Company upon the same terms and conditions as provided therein; and (ii) providing that upon termination of Optionee's employment with the Company, for any reason, the Company (or another shareholder of the Company, as provided in the Repurchase Agreement) shall have the right at its discretion (or the discretion of such other shareholders) to purchase and/or redeem all such shares owned by the Optionee on the date of termination of his or her employment at a price equal to:
            (A) the fair value of such shares as of such date of termination; or
            (B) if such repurchase right lapses at 20% of the number of shares per year, the original purchase price of such shares, and upon terms of payment permissible under the New York securities rules; provided that in the case of Options or Stock Awards granted to officers, directors, consultants or affiliates of the Company, such repurchase provisions may be subject to additional or greater restrictions as determined by the Board or Committee.

6.    Stock Awards and Restricted Stock Purchase Offers.

      (a)   Types of Grants.

            (i) Stock Award. All or part of any Stock Award under the Plan may be subject to conditions established by the Board or the Committee, and set forth in the Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation. All Stock Awards will be made pursuant to the execution of a Stock Award Agreement substantially in the form attached hereto as Exhibit C.

            (ii) Restricted Stock Purchase Offer. A Grant of a Restricted Stock Purchase Offer under the Plan shall be subject to such (i) vesting contingencies related to the Participant's continued association with the Company for a specified time and (ii) other specified conditions as the Board or Committee shall determine, in their sole discretion, consistent with the provisions of the Plan. All Restricted Stock Purchase Offers shall be made pursuant to a Restricted Stock Purchase Offer substantially in the form attached hereto as Exhibit D.

      (b) Conditions and Restrictions. Shares of Stock which Participants may receive as a Stock Award under a Stock Award Agreement or Restricted Stock Purchase Offer under a Restricted Stock Purchase Offer may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as "RESTRICTED STOCK". Further, with Board or Committee approval, Stock Awards or Restricted Stock Purchase Offers may be deferred, either in the form of installments or a future lump sum distribution. The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards or Restricted Stock Purchase Offers in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement, Restricted Stock Purchase Offers or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of Section 6(c). Dividends or dividend equivalent rights may be extended to and made part of any Stock Award or Restricted Stock Purchase Offers denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Board or Committee may establish.

      (c) Cancellation and Rescission of Grants. Unless the Stock Award Agreement or Restricted Stock Purchase Offer specifies otherwise, the Board or Committee, as applicable, may cancel any unexpired, unpaid, or deferred Grants at any time if the Participant is not in compliance with all other applicable provisions of the Stock Award Agreement or Restricted Stock Purchase Offer, the Plan and with the following conditions:

            (i) A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Board or Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For Participants whose employment has terminated, the judgment of the chief executive officer shall be based on the Participant's position and responsibilities while employed by the Company, the Participant's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than ten percent (10%) equity interest in the organization or business.

            (ii) A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material, as defined in the Company's Proprietary Information and Invention Agreement or similar agreement regarding confidential information and intellectual property, relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

            (iii) A   Participant,   pursuant  to  the   Company's   Proprietary
                  Information and Invention Agreement, shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

            (iv)  Upon exercise,  payment or delivery  pursuant to a Grant,  the
                  Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with all of the provisions of this Section 6(c) prior to, or during the six months after, any exercise, payment or delivery pursuant to a Grant shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to a Grant. Such payment shall be made either in cash or by returning to the Company the number of shares of Stock that the Participant received in connection with the rescinded exercise, payment or delivery.

      (d)   Nonassignability.

            (i) Except pursuant to Section 6(e)(iii) and except as set forth in Section 6(d)(ii), no Grant or any other benefit under the Plan shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it was granted.

            (ii) Where a Participant terminates employment and retains a Grant pursuant to Section 6(e)(ii) in order to assume a position with a governmental, charitable or educational institution, the Board or Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a "blind" trust), acceptable to the applicable governmental or institutional authorities, the Participant and the Board or Committee, to act on behalf of the Participant with regard to such Awards.

      (e) Termination of Employment. If the employment or service to the Company of a Participant terminates, other than pursuant to any of the following provisions under this Section 6(e), all unexercised, deferred and unpaid Stock Awards or Restricted Stock Purchase Offers shall be cancelled immediately, unless the Stock Award Agreement or Restricted Stock Purchase Offer provides otherwise:

            (i) Retirement Under a Company Retirement Plan. When a Participant's employment terminates as a result of retirement in accordance with the terms of a Company retirement plan, the Board or Committee may permit Stock Awards or Restricted Stock Purchase Offers to continue in effect beyond the date of retirement in accordance with the applicable Grant Agreement and the exercisability and vesting of any such Grants may be accelerated.

            (ii) Rights in the Best Interests of the Company. When a Participant resigns from the Company and, in the judgment of the Board or Committee, the acceleration and/or continuation of outstanding Stock Awards or Restricted Stock Purchase Offers would be in the best interests of the Company, the Board or Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Grants issued prior to such termination and (ii) permit the exercise, vesting and payment of such Grants for such period as may be set forth in the applicable Grant Agreement, subject to earlier cancellation pursuant to Section 9 or at such time as the Board or Committee shall deem the continuation of all or any part of the Participant's Grants are not in the Company's best interest.

            (iii) Death or Disability of a Participant.

                  (1) In the event of a Participant's death, the Participant's estate or beneficiaries shall have a period up to the expiration date specified in the Grant Agreement within which to receive or exercise any outstanding Grant held by the Participant under such terms as may be specified in the applicable Grant Agreement. Rights to any such outstanding Grants shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Grants so passing shall be made at such times and in such manner as if the Participant were living.

                  (2) In the event a Participant is deemed by the Board or Committee to be unable to perform his or her usual duties by reason of mental disorder or medical condition which does not result from facts which would be grounds for termination for cause, Grants and rights to any such Grants may be paid to or exercised by the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.

                  (3) After the death or disability of a Participant, the Board or Committee may in its sole discretion at any time (1) terminate restrictions in Grant Agreements; (2) accelerate any or all installments and rights; and (3) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant's estate, beneficiaries or representative; notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Grant might ultimately have become payable to other beneficiaries.

                  (4) In the event of uncertainty as to interpretation of or controversies concerning this Section 6, the determinations of the Board or Committee, as applicable, shall be binding and conclusive.

7. Investment Intent. All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Rule 701 thereunder. Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

8. Amendment, Modification, Suspension or Discontinuance of the Plan. The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option, or Stock Award, or Restricted Stock Purchase Offer outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

            In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for Incentive Stock Options and Nonstatutory Options and (iii) covered by outstanding Stock Awards or Restricted Stock Purchase Offers; (b) the Stock prices related to outstanding Grants; and
      (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.

9. Tax Withholding. The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Options, Stock Awards or Restricted Stock Purchase Offers or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

10. Availability of Information. During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.

11. Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief personnel officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer.

12.   Indemnification   of  Board.   In  addition   to  such  other   rights  or
      indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

13. Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of New York and construed accordingly.

14. Effective and Termination Dates. The Plan shall become effective on the date it is approved by the holders of a majority of the shares of Stock then outstanding. The Plan shall terminate ten years later, subject to earlier termination by the Board pursuant to Section 8.

      The foregoing 2005 Incentive Stock Plan (consisting of 14 pages, including this page) was duly adopted and approved by the Board of Directors on May 1, 2005.

                                         COLLECTIBLE CONCEPTS GROUP, INC.
                                         a Delaware corporation

                                         By:      /s/ PAUL S. LIPSCHUTZ
                                                  ---------------------
                                                  Paul S. Lipschutz
                                         Its:     Chief Executive Officer